The May 1, 2013 Hartford Leaders Series Product Prospectus (“Prospectus”) disclosed that the Lifetime Income Builder Selects Rider (“Rider”) contains a provision that gives The Hartford the right to impose investment restrictions as a condition to maintain the withdrawal benefit of the Rider. The Hartford has mailed several communications to affected Contract Owners, notifying them that The Hartford will begin enforcing investment restrictions effective October 4, 2013 and providing information about how they can comply.  Appendix H of the prospectus described the investment restrictions.  However, Appendix D did not contain the effective date of the investment restrictions or refer Contract Owners to Appendix H.  Therefore, to provide clarity to affected Contract Owners, we are supplementing the Prospectus as described below.

Supplement October 3, 2013 to your Prospectus Dated May 1, 2013

In Appendix D, the paragraph next to the question “Are there restrictions on how you must invest?” for The Hartford Lifetime Income Builder Selects, is deleted and replaced with the following:

Yes. Effective October 4, 2013, we are exercising our contractual right to require that you allocate your Contract Value and future Premium Payments must be invested in accordance with the Investment Restrictions described in Appendix H. Your selected allocations will be rebalanced quarterly. If your allocations do not currently comply with the Investment Restrictions described in Appendix H, we must receive allocation instructions from your prior to October 4, 2013 that comply with the Investment Restrictions described in Appendix H. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.

We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to the existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to the existing investments within an asset allocation model.

Except as provided below, failure to comply with the investment restrictions will result in termination of the rider. If the rider is terminated by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider.

If an affected Contract Owner does not take action to comply with the Investment Restrictions by October 4, 2013, the withdrawal benefit of the Rider will be revoked.  Contract Owners who have their benefit revoked because they were not in compliance on October 4, 2013 will receive a letter from The Hartford that explains that they have a one-time right to reinstate their withdrawal benefit within the 60 calendar days following the date of revocation (“Reinstatement Window”) by complying with the Investment Restrictions.  Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. If a Contract Owner complies with the Investment Restrictions within the Reinstatement Window, the Rider payment base and withdrawal percentage will be reinstated to the same values as of the termination date on October 4, 2013.  If during the reinstatement period the relevant covered life qualifies for a higher withdrawal percentage, under the terms of the contract, the withdrawal percentage will be updated to the higher percentage upon reinstatement.

If the rider is terminated for the first time by us after December 4, 2013 due to a failure to comply with the Investment Restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with the prevailing Investment Restrictions. You will have a thirty business day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the termination or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.

Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.

This Supplement Should Be Retained For Future Reference.

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